UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

YP CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-24217	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 East Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of Principal Executive Offices)	(Zip code)

(480) 654-9646
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On March 29, 2007, YP Corp. (the “Company”) dismissed Moss Adams LLP (“Moss Adams”) as its independent public accountant. Also on March 29, 2007, the Company engaged Mayer Hoffman McCann P.C. (“MHM”) to replace Moss Adams as its independent public accountant. Both actions were approved by the Audit Committee of the Company’s Board of Directors.

Moss Adams became the Company’s independent public accountant when it combined with the Company’s previous independent public accountant, Epstein, Weber & Conover, P.L.C. (“EWC”), effective January 1, 2007. As such, Moss Adams was only involved in reviewing the Company’s financial statements for its fiscal quarter ended on December 31, 2006. The reports issued by EWC with respect to the Company’s financial statements for the past two fiscal years, which ended on September 30, 2005 and September 30, 2006, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended September 30, 2005 and September 30, 2006 (during which time EWC was the Company’s independent public accountant) and the subsequent interim period preceding the Company’s dismissal of Moss Adams (during which time Moss Adams was the Company’s independent public accountant), there were no disagreements between the Company and EWC or Moss Adams on any matters relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

During the two most recent fiscal years ended September 30, 2005 and September 30, 2006 and the subsequent interim period preceding the Company’s engagement of MHM, neither the Company nor anyone on its behalf consulted MHM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by MHM with respect to the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement between the Company and Moss Adams or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosures to Moss Adams and requested that Moss Adams furnish the Company with a letter addressed to Commission stating whether Moss Adams agrees with the above statements. A copy of Moss Adams’ letter to the Commission, dated April 2, 2007, is filed as Exhibit 16.1 to this Form 8-K. EWC provided a similar letter addressed to the Commission, which the Company already filed as an exhibit to the Form 8-K regarding EWC’s combination with Moss Adams, which Form 8-K the Company filed on January 22, 2007 and amended on January 30, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter of Moss Adams LLP to the U.S. Securities and Exchange Commission, dated April 2, 2007, regarding a change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YP CORP.

Date: April 3, 2007	/s/ Gary L. Perschbacher
Gary L. Perschbacher
Chief Financial Officer

EXHIBIT INDEX

Exhibit 16.1	Letter of Moss Adams LLP to the U.S. Securities and Exchange Commission, dated April 2, 2007, regarding a change in certifying accountant.